                    U.S. Securities and Exchange Commission

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):         August 15, 1998
                                                   ----------------------------

                           Metro Global Media, Inc.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                 0-21634                       65-0025871
--------------------------------------------------------------------------------
State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation             File Number)                Identification No.)

          1060 Park Avenue, Cranston, Rhode Island                 02910
--------------------------------------------------------------------------------
          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (401) 942-7876
                                                   -----------------------------


       ----------------------------------------------------------------
         (Former name of former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

       Pursuant to a Stock Purchase Agreement, on July 31, 1998, the Registrant purchased 100% of the stock of Fanzine International, Inc. ("Fanzine) for a total purchase price of $7,500,000 consisting of $4,000,000 cash payable over a six month period from closing and 1,000,000 shares of the Company's common stock. Fanzine is a New Jersey based publishing company which produces a line of event driven, mainstream magazines translated into seven languages and distributed worldwide. The shares of the Registrant's restricted common stock were issued to Robert Maiello, Michael Levine, Philip Salvatore and Bart Senior, all of whom were the selling shareholders of Fanzine. None of these individuals were affiliates of the Company. The issuance of the restricted shares did not involve an underwriter and no discount or commission was paid in connection therewith. The acquisition will be accounted for as a purchase. The excess of the aggregate purchase price over the fair market values of net assets acquired which consisted mainly of licenses, trademarks, and publishing rights was allocated principally to good will. The final acquisition purchase price is subject to certain earn-out contingencies during the first five quarters following the closing. Also, the selling shareholders of Fanzine have the right to redeem their respective shares of the registrant at a price of $8 per share on a quarterly basis if certain minimum earning levels, as defined in the Stock Purchase Agreement are met during any four quarters of the first five quarters following the closing.

The initial cash payable of $2,000,000 and the balance due was principally financed by long-term convertible debentures.


Item 7.     Financial Statements and Exhibits

       (a)  Financial Statements of Business Acquired

            (1) Fanzine International, Inc. Balance Sheet as of December 31, 1997 and the related Statements of Income, Shareholders' Equity and Cash Flows for the period of inception (August 1, 1997) to December 31, 1997 and Independent Auditors' Report

       (b)  Pro Forma Financial Information

            (1) Pro forma financial statements which give effect to the acquisition of Fanzine are currently unavailable. Registrant plans to file the pro forma financial statements within 60 days

       (c)  Exhibits

            (1) Stock Purchase Agreement dated July 31, 1998 by and among Robert Maiello, Michael Levine, Philip P. Salvatore, Bart Senior and Metro Global Media, Inc.

            (2) Employment Agreement dated July 31, 1998 between Robert Maiello and Metro Global Media, Inc.

            (3) Employment Agreement dated July 31, 1998 between Michael Levine and Metro Global Media, Inc.

            (4) Employment Agreement dated July 31, 1998 between Philip P. Salvatore and Metro Global Media, Inc.

            (5) Employment Agreement dated July 31, 1998 between Bart Senior and Metro Global Media, Inc.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  METRO GLOBAL MEDIA, INC.


                                                  By:___________________________
                                                     Janet Hoey, Treasurer


August 15, 1998

                          FANZINE INTERNATIONAL, INC.
                          ---------------------------


                                Table of Contents
                                -----------------
                                December 31, 1997
                                -----------------



                                                         Page



INDEPENDENT AUDITORS' REPORT                                 2


     FINANCIAL STATEMEENTS


          Balance Sheet                                      3
          Statement of Income                                4
          Statement of Shareholders' Equity                  5
          Statement of Cash Flows                            6
          Notes to Financial Statements                  7 - 8

Imowitz Koenig & CO., LLP
Certified Public Accountants


                          Independent Auditors' Report
                          ----------------------------


To the Shareholders
of Fanzine International, Inc.
Red Bank, New Jersey


We have audited the accompanying balance sheet of Fanzine International, Inc. (the "Company") as of December 31, 1997, and the related statements of income, shareholders' equity, and cash flows for the period from inception (August 1, 1997) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance, with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Fanzine International, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.


                                             Certified Public Accountants

New York, New York
March 27, 1998



100 East 42nd Street                         New York, New York 10017

                          FANZINE INTERNATIONAL, INC.
                          ---------------------------


                                 Balance-Sheet
                                 -------------
                               December 31, 1997
                               -----------------



ASSETS
------

Cash in Bank                                          $  130,261
Accounts Receivable, Net (Note 1)                      1,248,570
Investment in Marketable Securities                       96,590
                                                      ----------


     TOTAL ASSETS                                     $1,475,421
     ------------                                     ==========


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Accounts Payable and Accrued Expenses                 $  279,379

Shareholder's Equity                                   1,196,042
                                                      ----------


     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $1,475,421
     ------------------------------------------       ==========


                       See Notes to Financial Statements

                          FANZINE INTERNATIONAL, INC.
                          ---------------------------

                              Statement of Income
                              -------------------
                      Five Months Ended December 31, 1997
                      -----------------------------------



REVENUE
-------

Single Copy Sales                                   $9,748,922
Less: Estimated Returns                 $6,442,851
      Distributor's Discounts               23,447   6,466,298
                                            ------  ----------

     NET REVENUE                                     3,282,624
     -----------                                    ----------


COSTS AND EXPENSES
------------------

Production and Distribution                          1,283,423
Editorial and Artwork                                  139,681
Officers' Salaries                                     200,000
General and Administrative Expenses                     49,678
                                                    ----------

     TOTAL COSTS AND EXPENSES                        1,672,782
     ------------------------                       ----------

     NET INCOME                                     $1,609,842
     ----------                                     ==========


                       See Notes to Financial Statements

                          FANZINE INTERNATIONAL, INC.
                          ---------------------------


                       Statement of Shareholders' Equity
                       ---------------------------------
                      Five Months Ended December 31, 1997
                      -----------------------------------


                                             Common    Retained
                                              Stock    Earnings      Total



Balance, August 1, 1997                     $    -   $        -   $        -

Issuance of 100 shares of common stock (no
   par value, 200 shares authorized)           200            -          200

Net income for the five months
    Ended December 31, 1997                      -    1,609,842    1,609,842

Distributions                                    -     (414,000)    (414,000)
                                              ----

Balance, December 31, 1997                    $200   $1,195,842   $1,196,042
                                              ====   ==========   ==========


                       See Notes to Financial Statements

                          FANZINE INTERNATIONAL, INC.
                          --------------------------

                            Statement of Cash Flows
                            -----------------------
                      Five Months Ended December 31, 1997
                      -----------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
------------------------------------

Net income                                                        $1,609,842

Adjustments to Reconcile Net Income to Net Cash
  Provided by Operating Activities:



  Net Increase In Accounts Receivable                             (1,248,570)

  Net Increase In Accounts Payable and Accrued Expenses              279,379
                                                                ------------


     NET CASH PROVIDED BY OPERATING ACTIVITIES                       640,651
     -----------------------------------------                  ------------


CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchase of Marketable Securities                                  (96,590)
                                                               -------------


     CASH USED IN INVESTING ACTIVITIES                               (96,590)
                                                               -------------


CASH FLOWS FROM FINANCING ACTIVITIES:

Contributions from Shareholders                                          200
Distributions to Shareholders                                       (414,000)


     NET CASH USED IN FINANCING ACTIVITIES                          (413,800)
     -------------------------------------                    --------------


NET INCREASE IN CASH                                                 130,261

CASH AT BEGINNING OF PERIOD                                            -
                                                              --------------

CASH AT END OF PERIOD                                         $      130,261
                                                              ==============



                       See Notes to Financial Statements

                          FANZINE INTERNATIONAL, INC.
                          --------------------------

                         Notes to Financial Statements
                         -----------------------------
                               December 31, 1997
                               -----------------

Note 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNT
------    -----------------------------------------------
          POLICIES
          --------

     Organization
     ------------

     Fanzine International Inc. (the "Company") publishes a variety of single issue magazines that have national and international distribution. The Company commenced operations on August 1, 1997.

     Uses of Estimates
     -----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Accounts Receivable
     -------------------

     Accounts receivable are recorded net of estimated returns of magazines, credits and allowances. Retail sellers of magazines retain the right to return magazines for a number of months after the date the magazine is "off-sale," accordingly, the allowance for returns is normally a high percentage of the gross receivables in the magazine publishing industry. When actual returns are received or documented, the corresponding receivable and allowance are reduced. The allowance for returns at December 31, 1997 totals $1,718,75 1.

     Marketable Securities
     ---------------------

     Marketable securities are considered to be trading securities in accordance with Statement of Financial Accounting Standards No. 1 15 and are carried on the balance sheet at their fair value. Unrealized holding gains and losses, if any, are reflected in earnings.

     Revenue Recognition
     -------------------

     Sales of magazines and estimated sales returns are recorded when each issue is shipped to the distributor.

                          FANZINE INTERNATIONAL, INC.
                          ---------------------------

                         Notes to Financial Statements
                         -----------------------------
                               December 31, 1997
                               -----------------


Note 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNT
------    -----------------------------------------------
          POLICIES (CONTINUED)
          -------------------

     S Corporation - Income Tax Status
     ---------------------------------

     The Company, with the consent of its shareholders, has elected to be taxed under Subchapter S ("S Corporation") of the Internal Revenue Service Code. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for Federal or State income taxes has been included in the financial statements.

Note 2  -  Concentration of Credit Risk
------     ----------------------------

           At December 31, 1997, all of the Company's receivables are with distributors in the publishing industry. The Company currently distributes its magazines primarily through five distributors. One distributor accounts for 61% and 73% of the Company's sales and receivables, respectively.